                                                                  Exhibit 10.8.2


                          SUPPLEMENTAL AGREEMENT NR. 02

                           JOINT DEVELOPMENT AGREEMENT

                             PRODUCT: FEEDER PRODUCT


                                     between


                                Netro Corporation
                              Santa Clara, CA, USA


                                       and


                                  Italtel s.p.a
                                 Milano -- Italy

                             This agreement is made



                                     between



NETRO CORPORATION, a Californian corporation
(hereinafter referred to as "Netro")



                                       and



Italtel s.p.a., an Italian corporation
(hereinafter referred to as "Italtel")

(Netro and Italtel are also hereinafter referred to jointly as "the Parties" and separately as "Party")



                                   WITNESSETH



        WHEREAS as of today the Parties entered into a Frame Agreement which sets forth the general terms and conditions ruling their cooperation with respect to the Products as defined in Article 1.02. of the Frame Agreement; and

        WHEREAS, pursuant to Article 3.02. of the Frame Agreement, the Parties undertake to jointly develop the Feeder Product as hereinafter defined; and

        WHEREAS, the Parties hereby intend to better define the specific rules governing their cooperation with respect to the above mentioned Feeder Product.

        NOW, THEREFORE, the Parties agree as follows:

DEFINITIONS

Frame Agreement:                        means the Agreement entered into between
                                        the Parties as of today ruling their
                                        cooperation with respect to the
                                        Products, as defined in Article 1.02. of such Frame Agreement

Netro PMP Product:                      means the Netro point - to - multipoint
                                        product AIRSTAR, as defined in SA. nr.
                                        0l

Feeder Product:                         has the same meaning of that referred to
                                        in Article 1.04. of the Frame Agreement

Feeder Market:                          has the same meaning of that referred to
                                        in Article 1.05. of the Frame Agreement

Existing Information:                   has the same meaning of that referred to
                                        in Article 1.09 of the Frame Agreement

Joint Developed Information:            means the information which is jointly
                                        originated by the Parties during the
                                        Joint Development Program

Reference Market Price:                 has the same meaning of that referred to
                                        in Article 1.08. of the Frame Agreement.


1.      SCOPE OF WORK.

        1.01. The Parties shall jointly develop on a non exclusive basis the Feeder Product for the Feeder Market, the characteristics and specifications of which are described in Annex 1 hereto.

        1.02. Since the Feeder Product shall be developed by adapting and using as a basis the Netro PMP Product (AIRSTAR), in the event that third party's software is used in the Netro PMP Product, Netro warrants to Italtel that such third party's software is available on commercially reasonable terms and will not prejudice in any way Italtel rights under this Supplemental Agreement.

        Netro will provide access to the third party's software at the same price and conditions obtained by Netro.

        Netro further warrants that it owns or has rights to all intellectual property necessary for the development and manufacture of AirStar and the Feeder Product, free and clear of any adverse claims of any third party.

        1.03. In order to integrate the Feeder Product with the Network Management Systems used by Italtel, Italtel will develop and manufacture for its own exclusive use the necessary Interface Cards.

2.      JOINT DEVELOPMENT PROGRAM.

        2.01. The Parties shall carry out and complete the development activities under this Supplemental Agreement in accordance with the Joint Development Program, as better defined in 2.03. below.

        The first release of the Feeder Product is targeted for July 1998.

        2.02. The above mentioned development activities of the Feeder Product shall be carried out under the guidance of the Committee - Product subdivision, with participation of both Parties' R&D personnel.

        2.03. The detailed Joint Development Program (including planned development efforts and activities, development time schedule, list of Italtel and Netro information that may be useful or necessary for the carrying out of the activities, etc.) is hereto attached under Annex 2.

        From time to time the Joint Development Program will be updated to cover product modifications, as required by the market, that will be authorised by the Committee.

        2.04. The Parties recognize that time to market is essential for the success of the program; should the program suffer unexpected delays, the Parties will promptly meet to identify remedies. Should the completion of the Joint Development Program suffer - for reason not attributable to a Party - a delay which is likely to prejudice the success of the Feeder Product in the market - and should the Parties fail in good faith to identify appropriate remedies, then either Party shall be entitled to withdraw from the Joint Development Programme without incurring any liabilities towards the other Party.

3.      CONTRIBUTION OF THE PARTIES.

        The allocation of tasks, as defined by the Committee Product Subdivision and approved by the Parties pursuant to Article 5.02.(a) of the Frame Agreement, is that specified in Annex 2 hereto attached.

        Each Party will bear the expenses associated with its own tasks.

4.      OWNERSHIP AND EXPLOITATION.

        4.01. Each Party shall retain the ownership of its Existing Information. Each Party shall license to the other Party the necessary information to enable it to manufacture, modify and sell (under trade marks and logos of its own choice) the Feeder Product within the Feeder Market; this will include the right to have a third party manufacture the Feeder Product, provided that manufacturing by anyone other than an Affiliate of Italtel will require the consent of Netro in the Committee, which consent will not be unreasonably withheld.

        The above mentioned licence shall be personal, irrevocable -- except if terminated due to the licensed Party under Article 13.02 (a) or (b) of the Frame Agreement-- non-transferrable, non-exclusive. Rights of each Party with respect to Existing Information of the other Party after termination/expirat are specified in Article 13.04 of the Frame Agreement.

        4.02. Netro and Italtel shall jointly and severally own the Joint Developed Information, if any.

        The right to use the Joint Developed Information outside the Feeder Product by either Party must be approved by the Committee on a case by case basis.

        4.03. Italtel agrees not to exploit its manufacturing rights of the Feeder Product until reaching a cumulative amount of [***] of Products purchased from Netro,


[***] CONFIDENTIAL TREATMENT REQUESTED
unless Netro fails to deliver to Italtel the Feeder Products according to the mutually agreed plan.

5.      SUPPLIES BY NETRO TO ITALTEL.

        5.01. During the period established in Article 4.03. above, Netro undertakes to supply the Feeder Product to Italtel according to the sales plan mentioned in Article 6 hereto and upon the same terms and conditions established in SA nr. 01 between the Parties.

        5.02. After reaching [***] purchase level mentioned in Art.
4.03. Italtel is free to exploit its manufacturing rights hereunder, but will continue to purchase from Netro the following percentages of its requirements of the Feeder Product:


        Next 12 months                             [***]
        Second 12 months                           [***]
        Third 12 months and thereafter             [***]


unless Netro fails to deliver the Feeder Products according to the sales plan and upon the same terms and conditions established in SA nr. 01 between the Parties.

        In addition, Netro will continue to sell its proprietary components to Italtel (such as ASICS) at reasonable and fair terms to be agreed by the Parties.

        5.03. On the Reference Market Price, as defined by the Committee, applicable to the supplies of the Feeder Product


[***] CONFIDENTIAL TREATMENT REQUESTED
from Netro to Italtel, Netro will grant the following discounts:


ANNUAL VOLUME/CALENDAR YEAR                            DISCOUNT
---------------------------------------------------------------
$ [***] (LEVEL 1)                                         [***]%
$ [***] (LEVEL 2)                                         [***]%
$ [***](LEVEL 3)                                          [***]%


        5.04. The above quantity discount matrix is based on, and applicable to, the total volume of Feeder Products sold by Netro to Italtel and/or its Affiliates in a certain calendar year.

        The initial discount for each calendar year will be that of level 2.

        The Parties shall review the sales volume and forecast quarterly, and if they show a clear trend towards different levels, the Parties shall meet to finalize a compensation procedure to achieve the correct discount level on the total sales volume of that specific calendar year.

        As an exception to the above for the initial deliveries (1998), the starting level will be level 1.

6.      SALES PLAN.

        6.01. Italtel shall define a sales plan of the Feeder Product sales through the year 2000 divided in 6 months periods.

The initial version is attached hereto under Annex 3.








[***] CONFIDENTIAL TREATMENT REQUESTED

7.      PRODUCT NAME.

Each Party shall be free to use any tradenames or logos - at its own choice - with respect to the Product.

8. TERMINATION This Agreement shall terminate in accordance with Article 13 of the Frame Agreement, and may be terminated by either Party in the event of a material breach by the other Party that is not cured within 60 days.

9.      MISCELLANEOUS.

A. Counterparts: This Supplemental Agreement shall be executed in two counterparts, each of which will be deemed an original and both of which, taken together, shall constitute the same document.

B. ISO-9000: Seller will promptly inform Buyer in the event Seller is no longer certified under ISO-9000 standards.


     NETRO CORPORATION                                  ITALTEL s.p.a.
--------------------------------------------------------------------------
       /s/ Gideon Ben-Efraim                           /s/ Italtel, s.p.a.
Date   11/19/97                                 Date   Nov. 28, 1997
Place  Munich                                   Place  Milano


                         SUPPLEMENTAL AGREEMENT NR. 02.

                                 LIST OF ANNEXES

ANNEX 1               FEEDER PRODUCT CHARATERISTIC AND SPECIFICATION

ANNEX 2               JOINT DEVELOPMENT PROGRAM AND TASKS
                      ALLOCATION

ANNEX 3               INITIAL SALES PLAN

[LOGOS]

                                     AIRSTAR

                        PMP FEEDER PRODUCT SPECIFICATIONS


                               Issue: 0.5 (Draft)
                                Date: Nov 21-1997
                                Document Number:
                              File: Feeder 0-5.doc


                                      1-1

Table of Contents


1.0   INTRODUCTION

1.1 Cover Sheet....................................................................1-1
1.2 Scope and Purpose..............................................................1-2
1.3 Publication History............................................................1-2
1.4 List of Illustrations..........................................................1-3
1.5 Tables.........................................................................1-4
1.6 Glossary.......................................................................1-5

2.   BACKGROUND                                                                    2-7

2.1 The Building Blocks of a Wireless Mobile System................................2-7
2.2 AirStar vs. Feeder Network terminology.........................................2-8

3.   SYSTEM SPECIFICATIONS ........................................................3-9

3.1 Traffic Transport Definition...................................................3-9
3.2 Total Capacity.................................................................3-9
3.3 Radio Performance.............................................................3-10
3.4 Terminal Station..............................................................3-13
3.5 Central Station...............................................................3-14
3.6 Central Station Release 1.....................................................3-15
3.7 Central Station Release 2.....................................................3-16
3.8 Building Blocks...............................................................3-17
        3.8.1 CSC.................................................................3-17
        3.8.2 SIC.................................................................3-18
3.9 Environmental.................................................................3-19
3.10 NMS..........................................................................3-19
3.11 Evolution....................................................................3-19

4.   OPEN ISSUES .................................................................4-21

1.4     LIST OF ILLUSTRATIONS

FIGURE 2-1:  FEEDER NETWORK BUILDING BLOCKS........................................2-8
FIGURE 3-1:  CENTRAL STATION RELEASE 1 - REDUNDANT CONFIGURATION..................3-16
FIGURE 3-2:  CENTRAL STATION RELEASE 2 - REDUNDANT CONFIGURATION..................3-17
FIGURE 3-3:  CSC BLOCK DIAGRAM....................................................3-18
FIGURE 3-4:  TERMINAL STATION DIGITAL CARD (SIC)..................................3-19


                                      1-3

1.5     TABLES

TABLE 2-I:  AIRSTAR AND FEEDER PRODUCT TERMINOLOGY.................................2-8
TABLE 3-1:  TRAFFIC TRANSPORT FUNCTIONS............................................3-9
TABLE 3-2:  TRAFFIC CAPACITY OPTIONS...............................................3-9
TABLE 3-3:  RADIO SPECIFICATIONS (26 GHZ).........................................3-10
TABLE 3-4:  RADIO SPECIFICATIONS (10 GHZ).........................................3-12
TABLE 3-5:  TERMINAL STATION......................................................3-14


                                      1-4

1.2     SCOPE AND PURPOSE

        This document specifies a point to multipoint radio product for micro-cellular feeder applications, such as GSM. This product is based on the AirStar technology developed at Netro. The building blocks of AirStar are modified to provide a compact and cost effective solution for the Cellular Feeder application.

1.3     PUBLICATION HISTORY


Issue     Date         Main changes
-----     ----         ------------
0.1       9-14-97      First issue (draft)
0.2       9-15-97      Modified Draft
0.3       9-16-97      Modified Draft
0.4       10-08-97     Modified Draft
0.5       11-21-97     Added T1 to every El statement.
                       Changed CMU [***] to [***] ("pizza-box")
                       Changed CNU t o 2-channel, and added CTU for El
                       interfaces at the Central Station, thus [***] does
                       not include [***]
                       Added table for 10.5 GHz frequency band.

[***] CONFIDENTIAL TREATMENT REQUESTED


                                      1-2

1.6     GLOSSARY

        Note: Netro-specific terms use BOLD ITALIC characters. Netro AirStar terminology not used here is listed in (PARENTHESIS)

        ASC            Axis Shelf Controller (A Cisco Card)

        ATM            Asynchronous Transfer Mode

        BMU            Base Modem Unit, a CSS plug-in card

        (BRU)          Base Radio Unit (referred below as CRU)

        (BSC)          (Netro) Base Station Controller (referred below as
                       CSC)

        BSC            (Cellular) Base Station Controller

        CELLMAC Netro MAC protocol for exchange of ATM cells between

        CMU            Central Modem Unit (also called at Netro BMU).

        CRU            Central Radio Unit (also called at Netro BRU)

        CSC            Central Station Controller (also called at Netro
                       BSC)

        CS             Central Station

        CSS            Central Station Shelf

        El             European digital line interface at 2.048 Mbps.

        E3             European digital line interface at 34.368 Mbps.

        ID             Identification

        IP             Internet Protocol

        LAN            Local Area Network

        LIU            Line Interface Unit

        MAC            Media Access Control

        Mbps           Mega bits per second

        MSU            Multi-SIC-Unit converting to E1 or Tl (a double
                       SIC card interface)

        MTBF           Mean Time Between Failures

        MTTR           Mean Time To Repair

        NMS            Network Management System

        RU             Radio Unit

        SAS            Subscriber Access System (AirStar)

        SIC Subscriber interface Card (inside SAS for Access product)

        SRU            Subscriber Radio unit (AirStar)

        ST             Subscriber Terminal (AirStar)

        STI            Subscriber Terminal Identifier

        TBD            To be defined (later).


                                      1-5

        TS Terminal Station (Equivalent to an ST but an integral unit for the Feeder Application)


                                      1-6

2       BACKGROUND

2.1     THE BUILDING BLOCKS OF A WIRELESS MOBILE SYSTEM

        A Mobile Feeder Network is a point to multipoint (PNP) microwave network that interconnects digital traffic of mobile base stations to a mobile base station controller.
        The network main building blocks are depicted in Figure 2-1. A group of mobile base stations serves GSM mobile telephones. The traffic is fed via E1/T1 line to a Terminal Station (TS) which is realized as an integral ODU equivalent to AirStar SAS+RU. Other TSs are located next to other mobile base stations in the same geographical area served by a central station sector antenna attached to a CRU (similar or identical to AirStar BRU). One or more CRUs are attached by a coax to a Central Station Shelf (CSS), the equivalent of an AirStar BSS).

        The mobile traffic is delivered from the CSS to a mobile Base Station Controller (not to be confused with the AirStar BSC) that is connected to the Mobile Switching Center and the PSTN.

        The CSS is a rack-mounted system consisting of a Central Sector Controller (identical to AirStar BSC), and a Central Modem Unit (CMU), which is similar to AirStar BMU, but includes also E1/T1 ports.


                                      2-7

                                    [GRAPHIC]

                   FIGURE 2-1: FEEDER NETWORK BUILDING BLOCKS



2.2     AIRSTAR VS. FEEDER NETWORK TERMINOLOGY

Unfortunately, the term "Base Station" has different meanings in a mobile network context and the AirStar system. To retain the mobile terminology, the feeder network components are renamed, even if they are identical, as shown in Table 2-1.


AirStar                        Feeder Network                  Equivalence
Base Station Shelf (BSS)       Central Station Shelf (CSS)     Similar
Base Station Controller (BSC)  Central Station Controller (CSC)Same
Base Modem Unit (BMU)          Central Modem Unit (CMU)        Similar
Base Radio Unit (BRU)          Central Radio Unit (CRU)        Same
Subscriber Terminal (ST)       Terminal Station (TS)           Similar (TS is integral)


                TABLE 2-1: AIRSTAR AND FEEDER PRODUCT TERMINOLOGY


                                      2-8

3.      SYSTEM SPECIFICATIONS

3.1     TRAFFIC TRANSPORT DEFINITION

Each Mobile Base Station may require n = 2 to 31 64 kbit/s (DS0) channels. In a GSM application, each channel consists of 4 x l6 kbit/s sub-channels, one of which may be a "D" channel. The Feeder transports the nxDS0 channels transparently, regardless of signaling content. Base Stations i and j may have ni and nj channels, respectively, and in general, ni needs not be equal to nj.

The n channels are provided at the mobile base station as fractional E1/T1. Only n out of the full line capacity is forwarded to the mobile BSC. The air interface will transmit only the n provisioned channels but these provisioned channels are always transmitted, whether active or not. The n channels need not be contiguous. The n-channels are full duplex. These channels are delivered as E1/T1 interfaces at the CSS to BSC interface, such that each E1/T1 line is an aggregate of multiple base stations traffic. The mapping of DS0 channels is such that all channels from one BS terminate in the same E1/T1.

 The bandwidth provisioning is semi permanent. A change requires human intervention via NMS and is considered to be an non-frequent event. A change in capacity will interrupt the service for that particular mobile base station.

These specifications are summarized below.


Mobile Base Station Interface                  Single T1 or El (fractional)
# of DS0 transported                           2 - 31
Bandwidth Allocation                           Provisioned via NMS
Minimum Capacity (7 MHz carrier, ETSI          4XE1 carrying up to 124 DS0 channels
application and 10 MHz FCC application))       6xTl with 144 DS0 channels.
E1/T1 protection (at TS only)                  Lightning Protection


                     TABLE 3-1: TRAFFIC TRANSPORT FUNCTIONS

3.2     TOTAL CAPACITY

The capacity per sector has one of the following options (subject to several release phases):


Total BSC Interfaces    Modulation Scheme
4xE1/6xT1               4-QAM
8xE1/ l2xT1             4-QAM
8xE1/ l2xT1             16-QAM
l6xE1/24xT1             4-QAM
l6xE1/24xT1             16-QAM


                       TABLE 3-2: TRAFFIC CAPACITY OPTIONS


                                      3-9

3.3     RADIO PERFORMANCE

                    TABLE 3-3: RADIO SPECIFICATIONS (26 GHZ)


RANG. AND               5 KILOMETER RADIUS
AVAILABILITY (TYP)      99.995% AVAILABILITY (CCIR climatic Zone E, Northern
                        Europe)

RADIO UNIT AND ANTENNAS Base Station: The Base Station Radio is comprised of a number of sectorized Radio Unit Arrays. Each sector contains one or more Base Station Radio Unite (BRUs), allowing modular capacity build-up and redundant configuration of both radio and antennae. A choice of high performance lens corrected horn antennae are available with a -3~ beamwidth, as shown:

                        Horizontal      Vertical                 # of Sectors
                        Beamwidth      Beamwidth     Gain          Per Cell
                        ---------      ---------     ----        ------------
                          30~             7~        20 dBi          1 to 12
                          45~             7~        18 dBi          1 to 8
                          90~             7~        15 dBi          1 to 4
                          180~            7~         9 dBi          1 to 2


                        TERMINAL STATION TERMINAL: The subscriber radio unit is comprised of an integral 105 mm diameter antenna. Optional standard parabolic antennae may be used to increase system range.

                        ~ Integral:: High performance lens corrected horn, 28 dB gain

                        ~ Non-integral: 0.3 m at 35 dBi or 0.6 m at 41dBi

FREQUENCY RANGE         DIGITALLY SYNTHESIZED, SOFTWARE CONTROLLED

                        ~ 24.5 to 26.5 GHz

                        ~ T/R Spacing = 1008 MHz

CHANNEL BANDWIDTH       7 MHz, optional 14 MHz and 28 MHz

MODULATION FORMAT       CENTRAL STATION TO TERMINAL STATION: 4 QAM or 16 QAM,
                        TDM

                        TERMINAL STATION TO CENTRAL STATION: 4 QAM or 16 QAM,
                        TDMA


TRANSMIT POWER                                                               4QAM                    16QAM
                        CENTRAL STATION (TYP)                         [***] dBm (+2/-1 dB)    [***] dBm (+2/-1 dB)
                        TERMINAL STATION (TYP)                        [***] dBm (+2/-1 dB)    [***] dBm (+2/-1dB)
                        ATPC (AUTOMATIC TRANSMIT POWER CONTROL RANGE):                               50 dB

RECEIVER                RECEIVER SENSITIVITY:(BER=[***])             4 QAM                    16 QAM
                        Central Station:                              [***] dBm at 8 Mb/s     [***] dBm at 16 Mb/s
                        Terminal Station:                             [***] dBm at 8 Mb/s     [***] dBm at 16 Mb/s

                        RECEIVER SENSITIVITY: (BER=[***])            4 QAM                    16 QAM
                        Central Station:                              [***] dBm at 8 Mb/s     [***] dBm at 16 Mb/s
                        Terminal Station                              [***] dBm at 8 Mb/s     [***] dBm at 16 Mb/s


AIR INTERFACE           Netro's CellMACTM protocol for wireless ATM, with
                        centralized traffic scheduling based on Netro's virtual framer for ATM CBR traffic and virtual shaper for ATM
                        VBR traffic

SYSTEM CAPACITY         CAPACITY PER SUBSCRIBER (7 MHz, full duplex, channel):

                        ~   4 QAM:  64 Kb/s to 8 Mb/s

                        ~   16 QAM:  64 Kb/s to 16 Mb/s


[***] CONFIDENTIAL TREATMENT REQUESTED


                                      3-10

INTERFACE               TERMINAL STATIONS:              CENTRAL STATIONS:
SPECIFICATIONS          ~   E1/T1 and Fractional E1/T1  ~   E1/T1 and Fractional E1/T1
                        ~   ISDN PRI                    ~   ISDN PRI


NETWORK MANAGEMENT      Integral SNMP, for industry compatibility
                        Downloadable software, local and remote
                        Windows NT based
                        Performance measurement:: per G.821, G.826, and ITU-R
                        Rec 697-1

STANDARDS AND           SYSTEM: ETSI prETS 300 431, BAPT 211 ZV, MPT 1420, prETS
REGULATORY              TM4. ITU-R, RecF.749, x.731
COMPLIANCE              EMC: CE Mark, CISPR 22, EN55022, EN50082-1 and 2, ETS
                        300 339 and 385 Traffic interface: ITU-T G.703, G.704,
                        G.775, G 823, I.431,CTR 12, TBR 13, IEEE 802.3
                        Mechanical and safety: IS09001, FQAA. CE Mark, EN 60950,
                        EN 41003, IEC 950 Environmental: ETS 300 019

ENVIRONMENTAL           OPERATING TEMPERATURE, CENTRAL STATION

                        ~   Indoor unit:  0~ C to +40~ C

                        ~   Outdoor unit:  -33~ C to +55~ C

                        OPERATING TEMPERATURE, TERMINAL STATION

                        ~   Outdoor unit: -33~ C to +55~ C

                        RELATIVE HUMIDITY (INDOOR):  5-95%, NON-CONDENSING

                        ALTITUDE (SYSTEM):  0-4500 m

                        WIND LOADING: Operational: 145 km/hr; Survival: 200 km/hr

POWER                   INPUT VOLTAGE:

                        ~   Terminal Station:  -48 VDC/-24 VDC or 220 VAC, 50 Hz

                        ~   Central station:  -48 VDC/-24 VDC

                        Power consumption (typ):

                        ~   Central station:  400 W

                        ~   Terminal Station:  35 W


REDUNDANCY              1:1


MECHANICAL              DIMENSIONS:                              HxWxD                          Weight
                        TERMINAL STATIONS:                       TBD                            10 kg
                        CENTRAL STATION UNIT:
                        ~   Indoor unit (BSS, incl. cooling)     44.4 cm x 48.3 cm x 50.8 cm   21.5 kg

                        ~   Outdoor unit (BRU):                  10 cm x 15 cm x 39 cm          6.0 kg

                        ~


                                      3-11

                    TABLE 3-4: RADIO SPECIFICATIONS (10 GHZ)


RANGE AND               15 KILOMETER RADIUS
AVAILABILITY (TYP)      99.995% AVAILABILITY (CCIR CLIMATIC ZONE E, NORTHERN
                        EUROPE)

RADIO UNIT AND
ANTENNAS CENTRAL STATION: The Central Station Radio is comprised of a number of sectorized Radio Unit Arrays. Each sector contains one or more Central Station Radio Unite (CRUs), allowing modular capacity build-up and redundant configuration of both radio and antennae. A choice of high performance lens corrected horn antennae are available with a -3~ beamwidth, as shown:


                        Azimuth Elevation                              # of Sectors
                        Beamwidth              Beamwidth            Gain          Per Cell
                        ---------              ---------            ----          --------
                             30~                   7~               20 dBi        1 to 12
                             45~                   7~               18 dBi        1 to 8
                             90~                   7~               15 dBi        1 to 4
                             180~                  7~                9 dBi        1 to 2

                        TERMINAL STATION: The subscriber radio unit is comprised of an integral planar antenna with 26 dB gain.

FREQUENCY RANGE         DIGITALLY SYNTHESIZED, SOFTWARE CONTROLLED

                        ~   10.15 to 10.65 GHz

                        ~   T/R Spacing = 350 MHz

CHANNEL BANDWIDTH       7 MHz step size

MODULATION FORMAT       CENTRAL STATION TO TERMINAL STATION: 4 QAM or 16 QAM,
                        TDM

                        TERMINAL STATION TO CENTRAL STATION: 4 QAM or 16 QAM,
                        TDMA



TRANSMIT POWER (TYP)                                                         4 QAM               16 QAM
                        CENTRAL STATION                                   [***] dBm             [***] dBm
                        TERMINAL STATION                                  [***] dBm             [***] dBm
                        ATPC (AUTOMATIC TRANSMIT POWER CONTROL RANGE):                          [***] dB

RECEIVER                RECEIVER SENSITIVITY: (BER=[***])                   4 QAM               16 QAM
                        Central Station:                              [***] dBm at 8 Mb/s  [***] dBm at 16 Mb/s
                        Terminal Station:                             [***] dBm at 8 Mb/s  [***] dBm dBm at 16 Mb/s

AIR INTERFACE           Netro's CellMACTM protocol for wireless ATM, with
                        centralized traffic scheduling based on Netro's virtual framer for ATM CBR traffic and virtual shaper for ATM
                        VBR traffic

SYSTEM CAPACITY         CAPACITY PER SUBSCRIBER (7 MHz, full duplex, channel):

                        ~   4 QAM:  64 Kb/s to 8 Mb/s

                        ~   16 QAM:  64 Kb/s to 16 Mb/s

INTERFACE               TERMINAL STATIONS:           Central Stations:
SPECIFICATIONS          ~   E1 and Fractional E1     ~   E1 and Fractional E1
                        ~   ISDN PRI                 ~   ISDN PRI

NETWORK MANAGEMENT      Integral SNMP, for industry compatibility
                        Downloadable software, local and remote
                        Windows NT based
                        Performance measurement:: per G.821, G.826, and ITU-R
                        Rec 697-1

STANDARDS AND           SYSTEM: ETSI prETS 300 431. BAPT 211 ZV, MPT 1420, prETS
REGULATORY              TM4. ITU-R. RecF.749, x. 731
                        EMC: CE Mark. CISPR 22, EN55022, EN50082-l and 2, ETS
                        300 339 and 385

[***] Confidential Treatment Requested


                                      3-12

COMPLIANCE              TRAFFIC INTERFACE: ITU-T G.703, G.704, G.775, G 823,
                        l.431, CTR 12, TBR 13, IEEE 802.3 MECHANICAL AND SAFETY:
                        1S09001, FQAA, CE Mark, EN 60950, EN 41003. IEC 950
                        ENVIRONMENTAL: ETX 300 019

ENVIRONMENTAL           OPERATING TEMPERATURE, CENTRAL STATION

                        ~   Indoor unit:  0~ C to +40~ C

                        ~   Outdoor unit:  -33~ C to +55~ C

                        OPERATING TEMPERATURE, TERMINAL STATION

                        ~   Outdoor unit:  -33~ C to +55~ C

                        RELATIVE HUMIDITY (INDOOR): 5-95%, non-condensing

                        ALTITUDE (SYSTEM): 0-4500 m

                        WIND LOADING: Operational: 145 km/hr; Survival: 200 km/hr

POWER                   INPUT VOLTAGE:

                        ~   Terminal Station: -48 VDC/-24 VDC or 220 VAC, 50 Hz

                        ~   Central station: -48 VDC/-24 VDC

                        POWER CONSUMPTION (TYP):

                        ~   Central station:  400 W

                        ~   Terminal Station:  35 W

REDUNDANCY              1:1


MECHANICAL              DIMENSIONS:                                       HxWxD               Weight
----------              -----------                                       -----               ------
                        TERMINAL STATIONS:                                 TBD                 10 kg

                        CENTRAL STATION UNIT:

                        ~   Indoor unit (BSS, incl. cooling)    44.4 cm x 48.3 cm x 50.8 cm   21.5 kg

                        ~   Outdoor unit (BRU):                 10 cm x 15 cm x 39 cm          6.0 kg

                        SAS TO SRU CONNECTION: LMR240, 0-100 m; LMR400, 0-300 m


3.4     TERMINAL STATION

The TS is an outdoor unit including the radio section and El/T1 interface. It is equivalent to a single box containing the AirStar SRU and SAS, however only one El/T1 is required as an interface. The El/T1 is lightning protected.

The TS includes the functions of the SAS digital card (Subscriber Interface
Card), excluding unneeded stuff options, but the card is modified to the outdoor temperature range. It is TBD whether the SIC card will be used as-is or it will be redesigned for a new form-factor.

The TS includes also the SAS modem card, which is de-stuffed for unneeded functions, such as the coax multiplexer and telemetry (radio control) modem.

The rest of the TS is the SRU function, which includes most of the AirStar modules unchanged. Two modules that can be slightly depopulated are the Radio Unit Controller (RUC) and If module.

The TS will have an integral Lens-horn antenna compliant with ETSI for the 26 band, and an optional 390 mm parabolic-reflector antenna, that may use a different TS enclosure than the lens-horn. For 10.5 GHz bands an ETSI-compliant flat antenna will be used.


                                      3-13

The polarization can be either vertical or horizontal. A field setting of polarization is desired, but a factory setting is acceptable. The current elongated shape of the SRU is desired to be maintained with the TS, although it may be enlarged to accommodate the extra hardware.

No local craft interface is required, however the design will allow optional RS-232 port. This port will be used for trouble shooting purpose, not for configuration and not on a permanent basis.

The TS will have optional 1:1 protection switching option including switching of the El/T1 port.


Mobile Base Station Interface:             Single El/T1 (T1)
------------------------------             -----------------
Antenna:                                   125 mm lens-Horn. 390 mm parabolic option.
                                           Flat antenna for 10.5 GHz band, dimension
                                           of~200mmx200mm..

Frequency bands:                           26 GHz, 10.5 GHz (two separate products)

Polarization:                              Vertical, Horizontal

Polarization                               Setting Factory or orientation (TBD)
                                           TS mounting option for 10.5 GHZ band.

Local Port                                 RS-232, for temporary connection only

Redundancy:                                1:1, El/T1 lines switched externally (likely
                                           in battery switch unit)

Battery Backup:                            External, 30 minutes minimum.

Feeder Cable                               Shielded 2 x Twisted Pair + Power pair (TBD)


                           TABLE 3-5: TERMINAL STATION

A backup control unit will be developed to provide both battery backup and E1/T1 switching for the mobile base station.

3.5     CENTRAL STATION

The Central Station is located normally next to a mobile BSC. It provides access at increments of 4xE1/T1. The main building blocks are;

Central Station Shelf (CSS) consisting of a card cage (identical to a Cisco Axis Shelf), and including AC or DC redundant power supplies and fan-cooling shelves. This card cage can host the CSC (identical to AirStar BSC) card.

The first generation CSC card has two channels, each supporting 4xE1/T1 payload. The CSC uses one channel for communication with a modem unit (CMU) that is attached to a CRU (identical to a BRU). The other channel in the CSC is connected to a second port in the CMU. This port is converted to four local El/T1 interfaces by a card identical to an existing SIC Card, via a digital adapter ("Null Modem").

The CSC must redirect the wireless traffic to the local E1/T1 ports at the SIC card. This is done by the ATM switching function of the CSC.

A local l0BaseT port is used for local craft and NMS access.

The CSC-CMU-CRU group is subject to 1:1 redundancy, and they can be switched with the El/T1 lines. The El/T1 lines switching is TBD.


                                      3-14

The CMU is a rack mounted box. A future product release will allow to plug the CMU directly to the CSS.

A co-located TMN adapter converts the l0BaseT SNMP traffic to CMIZE/Q3 traffic.

3.6     CENTRAL STATION RELEASE 1

The configuration of release 1 is depicted in Figure 3-1. It consists of the following components:

A Cisco Axis Shelf (same as AirStar Access application, but used mostly as a card cage),

Cisco ASC cards. The ASC card provides mass storage, synchronization and NMS access. The ASC card will not be required in future releases that do not use the Axis shelf.

A CSC card, Axis plug-in module, identical to the AirStar Access product, with 2 channels, each 8 Mbit/sec capacity. The CSC is further discussed below.

A CTU (Central terminal Unit), a rack mounted module for converting two BSC channels to 8 El lines. The CTU is similar in function to two SAS units in the Access product.

A CMU - a rack-mounted "pizza box" including [***]-channel RF modem. In release 1 [***] channel is in use per CCS card, however the other channel is available foe a second BSC or for the future [***] CSC.

The CRU is the same 26 GHz product as the BRU in the Access project. It uses a 90~ antenna to cover a sector or a corner of a square cell.

Each CSC has a 10 Base T port for NMS access. Future releases will convert these ports by extra hardware and software to a TMN interface.

A RS232 interface runs through the ch-2 port of the CSC to the CMU and from the CSC to the CTU, thus the two CSC cards can communicate both via the 10 Base T and they have control of the CMU and CRU for redundancy switching.


[***] CONFIDENTIAL TREATMENT REQUESTED

                                      3-15

                                    [GRAPHIC]

         FIGURE 3-1: CENTRAL STATION RELEASE 1 - REDUNDANT CONFIGURATION

The building blocks are further discussed below.

3.7     CENTRAL STATION RELEASE 2


                                      3-16

                                    [GRAPHIC]

         FIGURE 3-2: CENTRAL STATION RELEASE 2 - REDUNDANT CONFIGURATION

The main differences in release 2:

The CSC is replaced by an identical function that does not require an Axis shelf and an ASC card. The new unit is rack mounted, has [***]) and is called BUNI (for Base-User Network Interface). The BUNI also includes a port for fast redundancy switch using the direct port.

Subsequent BUNI and CMU releases will also support 16 QAM.

3.8     BUILDING BLOCKS

3.8.1   CSC


[***] CONFIDENTIAL TREATMENT REQUESTED


                                      3-17

                                    [GRAPHIC]

                          FIGURE 3-3: CSC BLOCK DIAGRAM

The CSC includes some functions that are not necessary for the feeder application. Over time, these functions will be de-stuffed for cost reduction. The main elements are:

CellMAC Controller for controlling the MAC air interface (including framing, FEC, timing).

Request Grant Processor for coordinating the air interface activities.

ATM Cross connect for switching local traffic and user traffic.

A CPU, PCI interface and l0Base T interfaces.

3.8.2   SIC


                                      3-18

                                    [GRAPHIC]

                 FIGURE 3-4 TERMINAL STATION DIGITAL CARD (SIC)

While there will be several versions of the SIC card, the above \block diagram depicts the typical implementation.

CellMAC ASIC controls the MAC layer, scrambling, REC and ATM conversion (AAL1 and AAL5).

A CPU control the system, running the VX-Works operating system, local configuration, MAC management and the SNPM agent.

Four E1/T1 or T1 (stuff options) provide the line interfaces.

Two serial ports provide a test port and a telemetry port controlling the radio.

The modem interface includes data/clock lines and a control bus.

3.9     ENVIRONMENTAL

See Table 3-3.

3.10    NMS

See Table 3-3. Italtel will provide a QAD board for NMS integration. Integration [***] must be considered for cost reduction.

3.11    EVOLUTION

The product will evolve in capacity, national standards, and frequency bands.


[***] CONFIDENTIAL TREATMENT REQUESTED


                                      3-19

The evolutionary steps are:

The CSC release 1 is 2 channel 4-QAM for 7 MHz (ETSI) and 10 MHz (FCC) channel spacing. Release 2 is 4 channel, 16 QAM 7 MHz (ETSI) and 10 MHz (FCC). The CSC is changed to a rack mounted BUNI.

the CRU and TS release 1 are 26 GHz band. Future release is for 10.5 GHz channel and US bands (TBD).

The CMU is a [***], [***], Pizza box, [***] QAM. It will evolve to a Dual [***] QAM modem BMU card, and a SMU card (dual [***]) in release 2.


[***] CONFIDENTIAL TREATMENT REQUESTED


                                      3-20

                                 SANR2 - ANNEX 2

                            NETRO/ITALTEL WORK SPLIT

1. Italtel is prime on NMS integration, with Netro providing technical support, HW and SW specifications, in order to integrate the interface cards in the system.

2. Netro is prime on SS/SRU and BMU/SAS specified modifications and integration with Italtel providing technical support.

3. Italtel is prime on all external additional hardware related to power and any functionality required to provide redundancy. Netro will provide technical support.

NOTES:

1.      Both companies will cooperate on product specifications

2.      Netro will develop product documentation

3. Both companies will cooperate on system integration and qualification/test activities

4.      OPEN ISSUES

1. Hot Standby Switch time of <50 ms may not be feasible. However release 2 will incorporate switch-over mechanism with average switch time <50 ms.

2.      LCT at the TS, is it needed? Probably for prototype products only.

3. Are AIS and LOS and loss of frame sufficient indications of E1/T1 switch over at the TS? Probably yes.

4.      Redundancy arrangements of the CS.

5.      Wide-mouth power supply 16-72 V.

6.      Define polarization setting method.

7. E1/T1 will be 120 (OMEGA) balanced. Will 75 (OMEGA) interface be required too?

8. Does the CSS require an ASC to operate? How will reference be derived from E1/T1s?

9.      How will large antenna option be provided

10.     USA frequency band and bit rate definitions.

11.     Battery and redundancy switching at the TS.

Some of these issues have been further discussed in Italtel Requirements document of 5 November 1995.


                                      4-21

                                SANR 2 - ANNEX 2

                       FEEDER PRODUCT - MILESTONE SUMMARY


                                                       END OF         LIMITED
    RELEASE           CONTENT         PROTOTYPE      VALIDATION     AVAILABILITY        GA
---------------- ------------------ --------------- -------------- --------------- --------------
RLS1             26 GHz             May-98          June-98        Jul-98          Aug-98
                 4E1 4QAM
                 Link Explorer

RLS2             10GHz/26GHz        Aug-98          Sep-98         Oct-98          Nov-98
                 4E1/8E1
                 4QAM, LE
                 Redundancy for
                 Subscriber
                 terminals

RLS2.1           Italtel NMS                        Nov-98                         Dec-98
                 integration

RLS3             10GHz/26GHz        Nov-98          Dec-98         Jan-99          Feb-99
                 4QAM/16QAM
                 4E1/8E1

RLS3.1           Italtel NMS                        Feb-99                         Mar-99
                 integration


Notes:

1. Prototype milestones based on unreleased hardware and can be used for Demos

2.      End of validation also includes availability of Field Trial Equipment

3.      Limited availability: Product is released but quantities are limited

4.      GA: Product is generally available

5.      T1 version and milestones will be defined within first half of 1998

                                     ANNEX 3

                         TO SUPPLEMENTAL AGREEMENT NR.02

                               INITIAL SALES PLAN

PRELIMINARY SALES PLAN
POINT TO MULTIPOINT RADIO FOR FEEDER APPLICATIONS


                               1998                1999                 2000
                               ----------------    -----------------    -----------------
                               1~ sem    2~ sem    1~ sem     2~ sem    1~ sem     2~ sem
Assumption:
Market Price (US$)                       [***]     [***]      [***]     [***]      [***]
QUANTITY     Trial, Pilots               TBD
               Deliveries                          [***]      [***]     [***]      [***]
SALES (KUS$)Trial, Pilots                [***]
               Deliveries                          [***]      [***]     [***]      [***]
TOTAL SALES                    [***]               [***]                [***]
Transfer price (US$)                     [***]     [***]      [***]     [***]      [***]
Purchase from Netro                      [***]     [***]      [***]     [***]      [***]
(KUS$)                         [***]               [***]                [***]

[***] CONFIDENTIAL TREATMENT REQUESTED